UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 4, 2007


                        AMERIRESOURCE TECHNOLOGIES, INC.
	    ------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
		----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


            0-20033           			      84-1084784
    ------------------------		------------------------------------
    (Commission File Number)            (IRS Employer Identification Number)


           3440 E. Russell Road, Suite 217, Las Vegas, Nevada   89120
	 --------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)


                                (702) 214-4249
	     ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communications  pursuant  to   Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

      On August 30, 2007 AmeriResource Technologies, Inc., a Delaware corporation, authorized the issuance of One Hundred Twelve Million (112,000,000) shares of restricted common stock of the Company, par value of $0.0001 to QualityStocks, LLC. The issuance was in satisfaction of the agreement between the Company and QualityStocks, LLC to provide public and investor relations services for the Company. The services provided are for broadcasts, publication in newsletters, release of PR's, and placement of banner ads by QualityStocks, LLC. The issuance represented approximately 12% of the current issued and outstanding of 933,402,125 shares of common stock of the Company. The transaction was processed as a private sale exempt from registration under Section 4(6) of the Securities Act of 1933.


ITEM 9.01   EXHIBITS


EXHIBIT           PAGE
NO.               NO.   DESCRIPTION

                  NONE





                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of September, 2007.

                                    AmeriResource Technologies, Inc.

                                        /s/ Delmar Janovec
                                    By: ------------------
                                        AmeriResource Technologies, Inc.
                                        By: Delmar Janovec, President





























#